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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in the Form 10-KSB/A-2 (File No. 0-27132) of our report dated March 13, 1998, on our audits of the financial statements of Terrace Holdings, Inc.



                                       By: /s/ Moore Stephens, P.C.
                                          ------------------------------
                                          MOORE STEPHENS, P.C.
                                          Certified Public Accountants



New York, New York
July 6, 1998